Exhibit 99.1

THIRD AMENDMENT

DATED AS OF MAY 28, 2010

TO THE

ISDA MASTER AGREEMENT

DATED AS OF SEPTEMBER 22, 2009

AMONG

SEMPRA ENERGY TRADING LLC,

MXENERGY INC.

AND

THE SPECIFIED ENTITIES PARTY THERETO

THIRD AMENDMENT dated as of May 28, 2010 (this “Third Amendment”) to the ISDA MASTER AGREEMENT, dated as of September 22, 2009 (as amended by those certain amendments thereto, dated as of September 28, 2009 and December 21, 2009, and as further amended, supplemented or otherwise modified as of the date hereof, the “Gas ISDA Master Agreement”), among SEMPRA ENERGY TRADING LLC (“Party A”), MXENERGY INC. (“Party B”) and the Specified Entities party thereto.

W I T N E S S E T H:

WHEREAS, Party A and Party B, among others, are parties to the Gas ISDA Master Agreement and to the Schedule dated as of September 22, 2009 to the Gas ISDA Master Agreement (as amended, the “Gas ISDA Master Schedule”); and

WHEREAS, Party A and Party B wish to amend the Gas ISDA Master Schedule on the terms and conditions provided for herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS AND INTERPRETATION

SECTION 1.1                       Definitions and Interpretation.

(i)                                     All capitalized terms used herein which are not otherwise specifically defined herein shall have the respective meaning as ascribed thereto in the Gas ISDA Master Agreement.

(ii)                                  Unless otherwise expressly indicated, all references contained herein to Sections or other subdivisions, Schedules, Annexes or Exhibits refer to the corresponding Sections and other subdivisions, Schedules, Annexes or Exhibits of the Gas ISDA Master Agreement.

(iii)                               The sections and the headings in the sections in this Third Amendment are for convenience only.  Said sections and headings shall not be deemed to be part of this Third Amendment and in no way define, limit, extend or describe the scope or intent of its provisions.

ARTICLE II
AMENDMENTS

SECTION 2.1                          Amendment to Part 3(2).  Part 3(2) of the Gas ISDA Master Schedule is hereby amended by inserting the following at the end thereof:

“Party B	Citi Control Agreements	On the Third Amendment Effective Date	Yes”

SECTION 2.2                       Amendments to Part 4(a).

(i)                                     Part 4(a) of the Gas ISDA Master Schedule is hereby amended by deleting the reference to “600 Washington Blvd, Mail Code CS0930, Stamford, Connecticut 06901” contained in the third line thereof and inserting in lieu thereof “58 Commerce Road, Stamford, Connecticut 06902.”

(ii)                                  Part 4(a) of the Gas ISDA Master Schedule is hereby amended by deleting the reference to “600 Washington Blvd, Stamford, Connecticut 06901” contained in the eighteenth and nineteenth lines thereof and inserting in lieu thereof “58 Commerce Road, Stamford, Connecticut 06902.”

SECTION 2.3                       Amendments to Part 11(b)(i).  Part 11(b)(i) of the Gas ISDA Master Schedule is hereby amended to read in its entirety as follows:

“(i)                               Party B represents and warrants that the following bank accounts are the sole bank accounts utilized by Party B to receive funds from LDCs and other payers (each a “Lockbox Account”):

(A)                              [Intentionally Omitted]”

(B)                                Account Number: 2000001122095 in the name of: Party B; Institution: Wachovia

(C)                                Account Number: 20000018007530 in the name of: Party B; Institution: Wachovia

(D)                               Account Number: 20000030372793 in the name of: Party B; Institution: Wachovia

(E)                                 Account Number: 2000011662367 in the name of: Party B; Institution: Wachovia

(F)                                 Account Number: 0189-2398262 in the name of: Party B; Institution: Huntington

(G)                                Account Number 1255313302 in the name of: Party B; Institution: Citi

(H)                               Account Number 1255313281 in the name of: Party B; Institution: Citi

(I)                                    Account Number 1255313329 in the name of: Party B; Institution: Citi

(J)                                   Account Number 1255313396 in the name of: Party B; Institution: Citi

(K)                               Account Number 12553133273 in the name of: Party B; Institution: Citi

Each Lockbox Account shall be in the name of Party B and shall each, at all times, be under the control of Party A.  In order to give effect to the foregoing, Party A, Party B and each Institution set forth above shall (i) with respect to each Lockbox Account at Wachovia, enter into an Account Control Agreement substantially in the form of Exhibit 11(b)(i)(A) on the Closing Date and (ii) with respect to each Lockbox Account at Citi, enter into an Account Control Agreement substantially in the form of Exhibit 11(b)(i)(H) on the Third Amendment Effective Date.  Party A, Party B and Huntington have entered into an Account Control Agreement with respect to the Lockbox Account at Huntington”

SECTION 2.4                       Amendments to Part 11(c), Part 11(d), Part 11(g) and Part 11(j).

(i)                                     Part 11(c)(i) of the Gas ISDA Master Schedule is hereby amended to read in its entirety as follows:

“(i) Party B has established Account Number 2079961065281 as the Wachovia Operating Account on or before the Closing Date at Wachovia.  Party B shall identify to Party A or establish the Citi Operating Account on or before the Third Amendment Effective Date at Citi.  Each Operating Account shall be in the name of Party B and shall, at all times, be under the control of Party A.  In order to give effect to the foregoing, Party A, Party B and Wachovia shall enter into the Wachovia Control Agreement substantially in the form of Exhibit 11(b)(i)(B) on the Closing Date and Party A, Party B and Citi shall enter into the Citi Control Agreement in the form of Exhibit 11(b)(i)(I) on or prior to the Third Amendment Effective Date.”

(ii)                                  Part 11(c)(ii) of the Gas ISDA Master Schedule is hereby amended to read in its entirety as follows:

“(ii) Only amounts transferred from the Party A Sub Account may be deposited in an Operating Account.”

(iii)                               Part 11(c)(iii) of the Gas ISDA Master Schedule is hereby amended by deleting the reference to “the Operating Account” contained therein and replacing such reference with a reference to “the Operating Accounts”.

(iv)                              Part 11(c)(iv) of the Gas ISDA Master Schedule is hereby amended to read in its entirety as follows:

“Not later than the fifth Business Day of each month, a Responsible Officer shall deliver a certificate to Party A (which certificate shall be acceptable to Party A in its sole discretion) stating the balance of each of the Operating Accounts as of the first Business Day and as of the last Business Day of the immediately preceding month and confirming that all payments from the Operating Accounts during such month were in accordance with the then current Budget.”

(v)                                 Part 11(d)(F) is hereby amended by deleting the reference to “the Operating Account” contained therein and replacing such reference with a reference to “either of the Operating Accounts”.

(vi)                              Part 11(g)(i) and Part 11(j) are each hereby amended by deleting the reference to “the Operating Account” contained therein and replacing such reference with a reference to “the Operating Accounts”.

SECTION 2.5                       Amendment to Part 11(g)(iv).  Part 11(g)(iv) of the Gas ISDA Master Schedule is hereby amended to read in its entirety as follows:

“MX Holdings maintains a brokerage account at Morgan Stanley, New York (Account Number 798-011175-032).  The only assets in such account are Notes purchased and held by MX Holdings for its own account.  MX Holdings shall not hold any other assets in such accounts.  Within 30 days of the Third Amendment Effective Date (or such later date as may be agreed to by Party A), Party B, Party A and Morgan Stanley shall have entered into a control agreement, in form and substance satisfactory to Party A, permitting Party A to direct the disposition of such account upon notice to Morgan Stanley.”

SECTION 2.6                       Amendments to Part 11(g)(v).  Clause (A) of Part 11(g)(v) of the Gas ISDA Master Schedule is hereby amended by deleting the text thereof and inserting in lieu thereof the following:

“(A) deliver to Bill Matrix, on or before the Third Amendment Effective Date, a new payment direction letter acceptable to Party A instructing Bill Matrix to continue making all payments directly to a Lockbox Account, including a Lockbox Account established at Citi”

SECTION 2.7                       Amendments to Part 14(a).

(i)                                     Part 14(a) of the Gas ISDA Master Schedule is hereby amended by deleting the defined term “Account Control Agreement” contained therein and inserting in lieu thereof the following:

““Account Control Agreement” means, as applicable, a Citi Control Agreement, a Wachovia Control Agreement or the Huntington Control Agreement.”

(ii)                                  Part 14(a) of the Gas ISDA Master Schedule is hereby amended by deleting the defined term “Operating Account” contained therein and inserting in lieu thereof the following:

““Operating Accounts” means the Wachovia Operating Account and the Citi Operating Account.”

(iii)                               Part 14(a) of the Gas ISDA Master Schedule is hereby amended by inserting the following new defined terms in proper alphabetical sequence:

““Citi” means Citibank, N.A.”

““Citi Control Agreements” means the Account Control Agreements among Party A, Party B, the other parties thereto and Citi, in the forms of Exhibit 11(b)(i)(H) and Exhibit 11(b)(i)(I).”

““Citi Operating Account” means account number 1255313273 at Citi.”

““Third Amendment” means that certain Third Amendment to this Agreement, dated as of the Third Amendment Effective Date.”

““Third Amendment Effective Date” means May 28, 2010.”

““Wachovia Operating Account” means account number 2079961065281 at Wachovia.”

SECTION 2.8                       Amendments to Exhibits.  The documents attached hereto as Exhibit 11(b)(i)(H), Exhibit 11(b)(i)(I) and Exhibit 7(j) hereto are hereby inserted as new Exhibit 11(b)(i)(H), Exhibit 11(b)(i)(I) and Exhibit 7(j), respectively, to the Gas ISDA Master Schedule (and the new Exhibit 7(j) hereto replaces the current Exhibit 7(j)).

ARTICLE III
MISCELLANEOUS

SECTION 3.1                       Gas ISDA Master Agreement.  Except as amended by this Third Amendment, the Gas ISDA Master Agreement shall remain in full force and effect in accordance with its terms.  This Third Amendment shall be deemed to be part of the Gas ISDA Master Agreement.

SECTION 3.2                       References to Gas ISDA Master Schedule.  Whenever in any certificate, letter, notice or other instrument reference is made to the Gas ISDA Master Schedule, such reference without more shall include reference to this Third Amendment.

SECTION 3.3                       Legal, Valid and Binding Obligation.  Each party hereto hereby represents and warrants that this Third Amendment is a legal, valid and binding obligation of such party and is enforceable against such party in accordance with its terms.

SECTION 3.4                       Confirmation and Reaffirmation of ISDA Documents.  Party B and each Specified Entity of Party B does hereby (a) consent and acknowledge and agree to the transactions described in this Third Amendment and (b) after giving effect to this Third Amendment, (i) ratify and confirm each ISDA Document to which it is a party and (ii) confirm and agree that each such ISDA Document is, and shall continue to be, in full force and effect; provided that each reference to the Gas ISDA Master Schedule therein and in each of the other ISDA Documents shall be deemed to be a reference to the Gas ISDA Master Schedule after giving effect to this Third Amendment.

SECTION 3.5                       Condition to Effectiveness.  This Third Amendment shall become effective as of the date set forth above upon receipt by each of the parties hereto of counterparts of this Third Amendment executed by each other party hereto.

SECTION 3.6                       No Other Amendments/Waivers.  Except as expressly amended herein, the Gas ISDA Master Schedule and the other ISDA Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms.  In addition, except as expressly set forth herein, this Third Amendment shall not be deemed a waiver of any term or condition of any ISDA Document and shall not be deemed to prejudice any right or rights which Party B may now have or may have in the future under or in connection with any ISDA Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

SECTION 3.7                       Counterparts.  This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Any executed counterpart delivered by facsimile or electronic transmission shall be effective as an original for all purposes hereof.

SECTION 3.8                       GOVERNING LAW.  THIS THIRD AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE, OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.  THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT IN ANY WAY APPLY TO, OR GOVERN, THIS THIRD AMENDMENT.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

SEMPRA ENERGY TRADING LLC

By:	/s/ Wendy Lewis
Name: Wendy Lewis
Title: Vice President

MXENERGY INC.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP & CFO

Acknowledged and Agreed:

MXENERGY HOLDINGS INC.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP & CFO

MXENERGY ELECTRIC INC.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP & CFO

MXENERGY (CANADA) LTD.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP & CFO

[Signature Page to Third Amendment]

ONLINECHOICE, INC.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP & CFO

MXENERGY GAS CAPITAL HOLDINGS CORP.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP & CFO

MXENERGY ELECTRIC CAPITAL HOLDINGS CORP.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP & CFO

MXENERGY GAS CAPITAL CORP.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP & CFO

MXENERGY ELECTRIC CAPITAL CORP.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP & CFO

[Signature Page to Third Amendment]

MXENERGY CAPITAL HOLDINGS CORP.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP & CFO

INFOMETER.COM INC.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP & CFO

MXENERGY CAPITAL CORP.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP & CFO

MXENERGY SERVICES INC.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP & CFO

[Signature Page to Third Amendment]

Exhibit 11(b)(i)(H)

Form of Citi Control Agreement (Lockbox Account)

[Signature Page to Third Amendment]

Exhibit 11(b)(i)(I)

Form of Citi Control Agreement (Operating  Account)

Exhibit 7(j)

to

Schedule to the

ISDA Master Agreement

Dated as of

September 22, 2009

between SEMPRA ENERGY TRADING LLC, a Delaware
limited liability company (“Party A”), and MxEnergy Inc.,
a Delaware corporation  (“Party B”).

Designated Jurisdictions

New York

POWER:

Central Hudson Gas & Electric Corporation

Consolidated Edison Company of New York, Inc.

New York State Electric & Gas Corporation

National Grid (NIMO)

Orange & Rockland

Rochester Gas and Electric Corporation

GAS:

Central Hudson Gas & Electric Corporation

Consolidated Edison Company of New York, Inc.

Keyspan Long Island

Keyspan New York

National Fuel Gas Company

New York State Electric & Gas Corporation National Grid (NIMO) Orange & Rockland Rochester Gas and Electric Corporation

Florida	GAS: Florida City Gas People Gas (FL)

Georgia	GAS: Atlanta Gas Light

Indiana	GAS: Northern Indiana Public Service Company (NIPSCO)

Kentucky	GAS: Columbia Gas of Kentucky

New Jersey	GAS: Elizabethtown Gas New Jersey Natural Gas Public Service Electric and Gas Company (PSE&G) South Jersey Gas

Michigan	GAS: Consumers Energy Company Michigan Consolidated Gas Company

Illinois	GAS: Northern Illinois Gas Company (NICOR)

Ohio	GAS: Columbia Gas of Ohio Dominion East Ohio Vectren Energy

Pennsylvania	GAS: Columbia Gas of Pennsylvania

Ontario	GAS: Enbridge

British Columbia	GAS: Terasen Gas

Maryland	POWER: Baltimore Gas and Electric Company GAS: Baltimore Gas and Electric Company Columbia Gas of Maryland